UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 16, 1995


                   Sears Credit Account Trust 1991 A
            (Exact name of registrant as specified in charter)


Illinois                33-39364-01            Not Applicable
(State of               (Commission            (IRS Employer
Organization)           File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events

            On October 16, 1995, Registrant made available the
Monthly Investor Certificateholders' Statement set forth as
Exhibit 21.


Item 7.     Financial Statements and Exhibits

  21. Monthly Investor Certificateholders' Statement related to the distribution of October 16, 1995 and reflecting the performance of the Trust during the Due Period ended in September 1995, which will accompany the distribution on October 16, 1995.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Trust 1991 A
                                          (Registrant)


                        By:   Sears Receivables Financing Group, Inc.
                                    (Originator of the Trust)


                        By:   /S/Jerome J. Leshne
                              Jerome J. Leshne
                              Vice President, Administration

Date: October 16, 1995
                                 EXHIBIT INDEX



Exhibit No.


      21.   Monthly Investor Certificateholders' Statement -
            (October 16, 1995).